SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 1996
                                                   ----------------



                         FISCHER-WATT GOLD COMPANY, INC.
    -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           NEVADA                0-17386               88-0227654
-----------------------------------------------------------------------
(State or other jurisdiction   (Commission          (I.R.S. Employer
       of incorporation)        file number)         Identification No.)

1621 North 3rd Street, Suite. 1000    Coeur d'Alene, Idaho     83814
-----------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  208-664-6757
-----------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets.
------   -------------------------------------

On January 29, 1996 Fischer-Watt Gold Company, Inc., ("FWG"), acquired Great Basin Management Co., Inc., ("GBM"), through the merger of a subsidiary of the Company, GBM Acquisition Corp., with GBM. This significant acquisition results in FWG owning 100 percent of the business and assets of GBM (and its wholly-owned subsidiary, Great Basin Exploration and Mining Co., Inc.) which will continue to operate as a wholly-owned subsidiary of FWG. GBM, holds leases on several mineral properties in the Battle Mountain-Eureka Trend in Nevada as well as additional exploration properties in Nevada and California. Dr. Anthony
P. Taylor was the largest shareholder, President and a Director of GBM. He is also a Director of FWG. His potential conflict of interest was taken into consideration by FWG's board of directors and the merger was approved in good faith by a vote sufficient for the purpose without counting Dr. Taylor's vote.

Pursuant to the terms of the merger, FWG issued 4,125,660 shares to the shareholders of GBM. The amount of consideration was not determined by reference to any particular principle, but rather was determined solely as the result of extensive arm's-length negotiations.

Following the merger, Dr. Taylor was appointed Vice President, Exploration of FWG. Effective September 16, 1996, Dr. Taylor resigned as Vice President, Exploration and is from time to time engaged by FWG as a consultant.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(a)      Financial Statements of Business Acquired
         -----------------------------------------

         (1) Attached hereto as Exhibit 4 are the Great Basin Exploration and Mining Co.,Inc. Balance Sheets as of June 30, 1995 and 1994 and related Statement of Operations and Statement of Changes in Stockholder's Equity (Deficit) for the two year period ended June 30, 1995 and the Independent Auditor's Report.

(b)      Pro Forma Financial Information.
         -------------------------------

         (1)        Fischer-Watt   Gold  Company,   Inc.  Pro  Forma   Condensed
                    Consolidated Balance Sheet (unaudited) January 31, 1996. See page 4.

         (2)        Fischer-Watt   Gold  Company,   Inc.  Pro  Forma   Condensed
                    Consolidated Statement of Operations (unaudited) for the year ended January 31, 1996. See page 5.

         (3)        Notes  to  Pro  Forma   Condensed   Consolidated   Financial
                    Statements (unaudited). See page 6.

(c)      Exhibits
         --------

Exhibit  Item
No.      601 Code   Exhibit
-------  --------   -------

1        2          Articles of  Merger  Merging  GBM  Acquisition  Corp.,  into
                    Great Basin  Management  Co., Inc.,  dated January  25,1996.
                    Filed as Exhibit 1.2 to Form 8-K filed February 3, 1996 and incorporated herein by reference.

2        2          Plan of Reorganization and Agreement among Fischer-Watt Gold
                    Company,  Inc.,  GBM  Acquisition  Corp.,  and  Great  Basin
                    Management  Co., Inc.,  dated January 3, 1996. The following
                    Schedules   and   Exhibits   are  a  part  of  the  Plan  of
                    organization and Agreement and will be provided to the Commission upon request. Filed as Exhibit 2.2 to Form 8-K filed February 3, 1996 and incorporated herein by reference.

                    Schedule 3.3 Purchaser's disclosure of Absence of Breach; No Consents

                    Schedule 4.2  Company's disclosure of
                                  Capitalization

                    Schedule 4.4 Company's disclosure of Absence of Breach; No Consents

                    Exhibit 7.1(9) Letter of Employment Understanding

                    Exhibit 7.1(10) Investment Representation Letter

3       20          Letter to  Shareholders  from George  Beattie,  Chairman and
                    Chief  Executive  Officer dated  February 3, 1996.  Filed as
                    Exhibit 3.20 to Form 8-K filed February 3, 1996 and incorporated herein by reference.

4       99          Great Basin  Exploration and Mining Co.,Inc.  Balance Sheets
                    as of June 30, 1995 and 1994 and related Statement of Operations and Statement of Changes in Stockholder's Equity
                    (Deficit) for the two year period ended June 30, 1995 and the Independent Auditor's Report.

                         Fischer-Watt Gold Company, Inc.
                 Pro Forma Condensed Consolidated Balance Sheets
                                   (unaudited)
                                January 31, 1996

                                                       HISTORICAL                       PRO FORMA
                                               -------------------------       -------------------------------
                                                    FWG           GBM           ADJUSTMENTS           COMBINED
                                                                                   (A)
CURRENT ASSETS:
  Cash .................................    $     263,000    $     3,000                            $  266,000
  Accounts receivable ..................          744,000         33,000                               777,000
  Due from related parties .............          221,000           --           (123,000)(2)           98,000
  Inventories ..........................          605,000           --                                 605,000
  Other current assets .................           16,000          2,000                                18,000
                                               ----------     ----------                            ----------
         Total current assets ..........        1,849,000         38,000                             1,764,000

MINERAL ASSETS .........................        1,570,000        199,000        1,381,000(1)         3,150,000

PROPERTY, PLANT & EQUIPMENT
  Equipment ............................        1,589,000           --                               1,589,000
  Less: Accumulated
   depreciation ........................          (36,000)          --                                 (36,000)
                                               ----------     ----------                            ----------
         Property, plant and
      equipment, net ...................        1,553,000           --                               1,553,000

OTHER ASSETS
  Investments ..........................        1,234,000           --         (1,234,000)(2)             --
  Other ................................           48,000          3,000                                51,000
                                               ----------     ----------                            ----------
         Total assets: .................    $   6,254,000    $   240,000                            $6,518,000
                                               ----------     ----------                            ----------
CURRENT LIABILITIES:
  Accounts payable and
    accrued expenses ...................    $   1,999,000    $   133,000                            $2,132,000
   Intercompany payables ...............          300,000        123,000         (123,000)(2)          300,000
  Notes payable to others ..............          125,000        125,000                               125,000
  Notes payable to banks ...............           60,000           --                                  60,000
  Income payable .......................           91,000          6,000                                97,000
                                               ----------     ----------                            ----------
         Total liabilities: ............    $   2,450,000    $   387,000                            $2,714,000
                                               ----------     ----------                            ----------

SHAREHOLDER'S EQUITY ...................    $   3,804,000    $  (147,000)         147,000(1,2)      $3,804,000
                                               ----------     ----------                            ----------
Total liabilities and
  shareholder's equity .................    $   6,254,000    $   240,000                            $6,518,000
                                               ----------     ----------                            ----------

See notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).


                         Fischer-Watt Gold Company, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                                   (unaudited)
                                January 31, 1996

                                                                  HISTORICAL              PRO FORMA
                                                           ----------------------   ------------------------
                                                              FWG          GBM      ADJUSTMENTS      COMBINED
                                                                                        (A)
REVENUES:

SALES OF PRECIOUS METALS ........................        $  1,378,000  $      --                  $  1,378,000

COSTS APPLICABLE TO SALES .......................           1,478,000         --                     1,478,000

GAIN ON SALE OF MINERAL
INTERESTS .......................................           1,528,000         --                     1,528,000

COSTS & EXPENSES:
  Abandoned and impaired
    mineral interests ...........................             267,000         --                       267,000
  Selling, general
    and administrative ..........................             323,000                                  323,000
  Exploration ...................................               2,000      359,000                     361,000
 Other expense (net) ............................             152,000         --                       152,000
                                                           ----------    ---------                 -----------
INCOME (LOSS)FROM OPERATIONS ....................             684,000     (359,000)                    325,000
                                                           ----------    ---------                 -----------
OTHER INCOME (EXPENSE):
 Gain(loss) on sale of
   trading securities ...........................             206,000         --                       206,000
 Interest expense, net ..........................             (73,000)                                 (73,000)
 Currency exchange
  gains, net ....................................             308,000                                  308,000
                                                           ----------    ---------                 -----------
NET INCOME (LOSS) BEFORE TAXES ..................           1,125,000     (359,000)                    766,000

TAX PROVISION ...................................             (93,000)        --                       (93,000)
                                                           ----------    ---------                 -----------
NET INCOME (LOSS) ...............................         $ 1,032,000   $ (359,000)               $    673,000
                                                           ----------    ---------                 -----------
EARNINGS PER SHARE ..............................         $       .07         --                  $        .04

WEIGHTED AVERAGE ................................          14,838,000         --                    18,963,660
SHARES OUTSTANDING


See notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

                         Fischer-Watt Gold Company, Inc.
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (unaudited)


Note A- Pro Forma Adjustments

(1) To reflect the acquisition of GBM and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of GBM are as follows:

             Components of purchase price:
                Value of common stock issued in lieu of a merger     $1,234,000
                                                                      ---------
                          Total purchase price                       $1,234,000
                                                                      =========

             Allocation of purchase price:
               Increase in mineral interests                         $1,381,000
               Elimination of shareholder's deficit                    (147,000)
                                                                     ----------
                          Allocated Purchase Price                   $1,234,000
                                                                      =========

(2)          Elimination of intercompany balances:

                          Intercompany payables                         123,000
                          Intercompany receivables                     (123,000)

                          Common Stock                                1,234,000
                          Investments                                (1,234,000)



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Fischer-Watt Gold Company, Inc.


Dated:  May 21, 1997                             /s/     Michele D. Wood
        ------------                                ------------------------
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit  Item
No.      601 Code   Exhibit                                                       Page No.
-------  --------   -------                                                       -------

1        2          Articles of  Merger  Merging  GBM  Acquisition  Corp.,  into    N/A
                    Great Basin  Management  Co., Inc.,  dated January  25,1996.
                    Filed as Exhibit 1.2 to Form 8-K filed  February 3, 1996 and incorporated herein by reference.

2        2          Plan of Reorganization and Agreement among Fischer-Watt Gold    N/A
                    Company,  Inc.,  GBM  Acquisition  Corp.,  and  Great  Basin
                    Management  Co., Inc.,  dated January 3, 1996. The following
                    Schedules   and   Exhibits   are  a  part  of  the  Plan  of
                    organization  and  Agreement  and  will be  provided  to the
                    Commission  upon  request.  Filed as Exhibit 2.2 to Form 8-K filed February 3, 1996 and incorporated herein by reference.

                    Schedule 3.3  Purchaser's  disclosure  of Absence of Breach;
                                  No Consents

                    Schedule 4.2  Company's disclosure of
                                  Capitalization

                    Schedule 4.4  Company's disclosure of Absence of Breach;  No
                                  Consents

                    Exhibit 7.1(9) Letter of Employment Understanding

                    Exhibit 7.1(10) Investment Representation Letter

3       20          Letter to  Shareholders  from George  Beattie,  Chairman and    N/A
                    Chief  Executive  Officer dated  February 3, 1996.  Filed as
                    Exhibit  3.20  to  Form  8-K  filed  February  3,  1996  and incorporated herein by reference.

4       99          Great Basin  Exploration and Mining Co.,Inc.  Balance Sheets    8
                    as of June  30,  1995  and 1994  and  related  Statement  of
                    Operations and Statement of Changes in Stockholder's  Equity
                    (Deficit)  for the two year  period  ended June 30, 1995 and the Independent Auditor's Report.